Supplement dated June 16, 2010
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2010
(as supplemented on May 3, 2010 and May 19, 2010)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PRICING OF FUND SHARES
Money Market Account
In the first sentence of the second paragraph of this section, delete 90 and substitute 60.

Add the following after the third paragraph:
The Board of Directors has approved policies and procedures for Principal to conduct monthly stress testing of the Money Market Account’s ability to maintain a stable net asset value per share.